UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 31, 2005

000-19061
(Commission File Number)

USCORP.

(Exact name of Registrant as Specified in its Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	87-0403330 (I.R.S. Employer Identification No.)

4535 W. Sahara  Ave., Suite 204, Las Vegas, NV 89102

 (Address of principal executive offices)  (Zip Code)

(702) 933-4034
(Registrant’s telephone number, including area code)

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.

On January 31, 2005, we issued a press release announcing a Letter of Intent to acquire a private Arizona corporation which owns mining claims near Kingman, Arizona. On the mining claims is an above-ground gold and silver resource consisting of high-grade tailings The press release is attached to this current report as Exhibit 99.1

ITEM 9.01.   Financial Statements and Exhibits.

(c)

Exhibits.

99.1

Press Release dated January 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

USCORP

Date :  January 31, 2005

/s/ ROBERT DULTZ

By:  Robert Dultz

        Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated January 31, 2005.